Exhibit 10.2

FORM OF EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (this “Agreement”), dated as of             , 2018, among Caliburn Holdings LLC, a Delaware limited liability company (“Holdings”), Caliburn International Corporation, a Delaware corporation (“Caliburn”), and the Members (as defined herein) from time to time party hereto.

WHEREAS, the parties hereto desire to provide for the exchange of Common Units (as defined below) (with automatic cancellation of an equal number of shares of Class B Common Stock (as defined below)) for shares of Class A Common Stock (as defined below), or cash on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

SECTION 1.1 Definitions.

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

“Cash Settlement Amount” means, as of a particular date, immediately available funds in U.S. dollars for each Common Unit that is Exchanged for the Cash Settlement Amount, in an amount equal to the product of (a)(i) if the shares of Class A Common Stock trade on principal U.S. securities exchange or automated or electronic quotation system or another national securities exchange, the volume weighted average price of a share, as reported by The Wall Street Journal or its successor, over the three Trading Days ending one day prior to the date the Election of Exchange is delivered to Caliburn and Holdings; (ii) if the shares of Class A Common Stock trade over-the-counter, the average of the closing bid or sale prices of a share over the three Trading Days ending prior to the date the Election of Exchange is delivered to Caliburn and Holdings; and (iii) otherwise, the price of a share of Class A Common Stock as determined in good faith by a committee of the board of directors composed of the Disinterested Directors, multiplied by (b) the Exchange Rate.

“Class A Common Stock” means the Class A common stock, par value $0.01 per share, of Caliburn.

“Class B Common Stock” means the Class B common stock, par value $0.001 per share, of Caliburn.

“Code” means the United States Internal Revenue Code of 1986, as amended, and any successor law.

“Common Units” means (i) each Common Unit (as such term is defined in the LLC Agreement) issued as of the date hereof and (ii) each Common Unit or other interest in Holdings that may be issued by Holdings in the future that is designated by Caliburn and Holdings as a “Common Unit” for purposes of this Agreement.

“Disinterested Director” means a member of the board of directors of Caliburn, who is not the beneficial owner of, and is not an affiliate of a beneficial owner of, Common Units.

“Election of Exchange” has the meaning given to such term in Section 2.1(b) of this Agreement.

“Exchange” has the meaning set forth in Section 2.1(a) of this Agreement. The term “Exchanged” shall have a correlative meaning.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Exchange Rate” means 1:1, subject to adjustment pursuant to Section 2.3 of this Agreement.

“IPO” means the initial public offering and sale of Class A Common Stock (as contemplated by Caliburn’s registration statement on Form S-1 (File No. 333-            )).

“LLC Agreement” means the Third Amended and Restated LLC Agreement of Holdings dated on or about the date hereof, as such agreement may be amended and/or restated from time to time.

“Member” means each holder of one or more Common Units that may from time to time be a party to this Agreement.

“Permitted Transferee” has the meaning given to such term in Section 3.1 of this Agreement.

“Person” means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, governmental authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

“Publicly Traded” means listed or admitted to trading on the New York Stock Exchange or another national securities exchange, or any successor to any of the foregoing.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Stock Amount” means, for each Common Unit that is Exchanged for the Stock Amount, a number of shares of Class A Common Stock that is equal to the Exchange Rate.

“Tax Receivable Agreement” means that certain tax receivable agreement between Caliburn and the individuals listed therein, dated as of            , 2018.

“Trading Day” means a day on which shares of the Class A Common Stock (i) are not suspended from trading at the close of business on the New York Stock Exchange or such other national securities exchange where the Class A Common Stock has been listed or admitted for trading or any successor to any such exchange and (ii) have traded at least once on the New York Stock Exchange or such other national securities exchange where the Class A Common Stock has been listed or admitted for trading or any successor to any such exchange. If the Class A Common Stock is not listed or admitted for trading on the New York Stock Exchange or another national securities exchange, or any successor to any of the foregoing, “Trading Day” means a Business Day.

ARTICLE II

SECTION 2.1 Exchange of Common Units.

(a) Subject to Section 2.1(d), from and after the date of the closing of the IPO, each Member shall be entitled, upon the terms and subject to the conditions hereof, to surrender to Holdings Common Units in exchange (an “Exchange”) for the delivery to such exchanging Member, for each Common Unit so surrendered, of either (x) the Stock Amount; provided that any such Exchange is for a minimum of 1,000 Common Units or all of the Common Units then held by such Member; or (y) if a majority of the Disinterested Directors so elects, the Cash Settlement Amount. Upon an Exchange, a number of shares of Class B Common Stock belonging to the exchanging Member equal to the number of Common Units Exchanged shall automatically be cancelled.

(b) A Member shall exercise its right to Exchange Common Units and have shares of Class B Common Stock cancelled as set forth in Section 2.1(a) above by delivering to Caliburn and to Holdings a written election of exchange in the form of Exhibit A hereto (an “Election of Exchange”), duly executed by such Member or such Member’s duly authorized attorney in respect of the Common Units and Class B Common Stock to be Exchanged and canceled, as the case may be, delivered during normal business hours in accordance with the notice provisions set forth in Section 3.2.

(c) Upon the surrender for Exchange of the applicable Common Units and instructions or stock powers representing a corresponding number of shares of Class B Common Stock in the manner provided in this Article II, if the Class A Common Stock is eligible for the depository and book-entry services of The Depository Trust Company, Holdings will, subject to Section 2.4 below, deliver or cause to be delivered within two (2) Trading Days, the shares of Class A Common Stock deliverable to such exchanging Member through the facilities of The Depository Trust Company, to the account of the participant of The Depository Trust Company designated by such exchanging Member. Otherwise, Holdings shall deliver or cause to be delivered within two (2) Trading Days at the offices of the then-acting registrar and transfer agent of the Class A Common Stock or, if there is no then-acting registrar and transfer agent of the Class A Common Stock, at the principal executive offices of Caliburn, the number of shares of Class A Common Stock deliverable upon such Exchange, registered in the name of the relevant exchanging Member or its designee.

(d) From time-to-time, if a Member in good faith believes that it may Exchange Common Units and desires to determine in advance whether Caliburn will elect to satisfy an Exchange with the Cash Settlement Amount pursuant to Section 2.1(a)(y), then the Member may request in writing in accordance with the notice provisions set forth in Section 3.2 that Caliburn advise it in advance of its decision through delivery of a cash election substantially in the form of Exhibit B hereto. Such cash election shall be binding upon Caliburn with respect to any Election of Exchange received by Caliburn and Holdings prior to the earlier of (i) sixty (60) days following its delivery to the Member, or (ii) the end of Holdings’ then current fiscal year. If Caliburn does not deliver such notice of its cash election within five (5) Business Days of Caliburn’s and the Holdings’ receipt of such Member’s request, Caliburn shall forfeit the right to satisfy such Exchange with the Cash Settlement Amount during the time period specified above.

(e) Upon receiving an Election of Exchange from a Member, Holdings may elect to cause Caliburn to effect the Exchange under Section 2.1(a) and deliver to the Member the number of shares of Class A Common Stock or the Cash Settlement Amount that such Member is entitled to receive in the Exchange, in which event the Member shall deliver to Caliburn the Common Units being surrendered in the Exchange. In all other cases, Holdings shall effect the Exchange and, at the time of the Closing of any such Exchange, unless provided for otherwise, Caliburn shall contribute to Holdings the number of shares of Class A Common Stock or the Cash Settlement Amount that such Member is entitled to receive in the Exchange and Caliburn shall be issued Common Units in an amount equal to the value of its contribution to Holdings.

(f) Notwithstanding anything to the contrary herein, no Member may Exchange Common Units pursuant to Section 2.1(a) during the 180-day period after the date set forth on the final prospectus used to sell shares of Class A Common Stock in the IPO.

SECTION 2.2 Class A Common Stock to be Issued.

(a) Caliburn shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of issuance upon an Exchange, such number of shares of Class A Common Stock as shall be deliverable upon the Exchange of all outstanding Common Units; provided that nothing contained herein shall be construed to preclude Caliburn from satisfying its obligations in respect of the Exchange of the Common Units by delivery of shares of Class A Common Stock which are held in the treasury of Caliburn or by delivery of purchased shares of Class A Common Stock (which may or may not be held in the treasury of Caliburn). Caliburn and Holdings covenant that all shares of Class A Common Stock issued upon an Exchange will, upon issuance, be validly issued, fully paid and non-assessable, and that upon delivery of the shares of Class A Common Stock issued upon an Exchange, good and valid title to such shares of Class A Common Stock, free and clear of all liens other than those created by the Member or holder, encumbrances, equities, and claims shall pass to the holder of such shares.

(b) Holdings and Caliburn shall at all times ensure that the execution and delivery of this Agreement by each of Holdings and Caliburn and the consummation by each of Holdings and Caliburn of the transactions contemplated hereby (including without limitation, the issuance of the shares of Class A Common Stock) have been duly authorized by all necessary limited liability company or corporate action, as the case may be, on the part of Holdings and Caliburn, including, but not limited to, all actions necessary to ensure that the acquisition of shares of Class A Common Stock pursuant to the transactions contemplated hereby, to the fullest extent of Caliburn’s board of directors’ power and authority and to the extent permitted by law, shall not be subject to any “moratorium,” “control share acquisition,” “business combination,” “fair price” or other form of anti-takeover laws and regulations of any jurisdiction that may purport to be applicable to this Agreement or the transactions contemplated hereby.

(c) Without in any way reducing the obligations of Caliburn under the preceding Section 2.2(b), in the event that any Exchange in accordance with this Agreement is to be effected at a time when any required registration under the Securities Act has not become effective or otherwise is unavailable, upon the request and with the reasonable cooperation of the Member requesting such Exchange, Caliburn and Holdings shall use commercially reasonable efforts to promptly facilitate such Exchange pursuant to any reasonably available exemption from such registration requirements. Caliburn and Holdings shall use commercially reasonable efforts to list the shares of Class A Common Stock to be delivered upon an Exchange prior to such delivery upon each national securities exchange upon which the outstanding shares of Class A Common Stock may be listed or traded at the time of such delivery.

(d) The shares of Class A Common Stock issued upon an Exchange, other than any such shares issued in an Exchange subject to a registration statement that has been declared effective by the SEC, shall bear a legend in substantially the following form:

THE TRANSFER OF THESE SECURITIES HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION, AND MAY NOT BE SOLD OR TRANSFERRED OTHER THAN IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (OR OTHER APPLICABLE LAW), OR AN EXEMPTION THEREFROM.

(e) If (i) any shares of Class A Common Stock may be sold pursuant to a registration statement that has been declared effective by the SEC, (ii) all of the applicable conditions of Rule 144 are met, or (iii) the legend (or a portion thereof) otherwise ceases to be applicable, Caliburn, upon the written request of the Member thereof shall promptly provide such Member or its respective transferees, without any expense to such persons (other than applicable transfer taxes and similar governmental charges, if any) with new certificates (or evidence of book-entry share) for securities of like tenor not bearing the provisions of the legend with respect to which the restriction has terminated. In connection therewith, such Member shall provide Caliburn with such information in its possession as Caliburn may reasonably request in connection with the removal of any such legend.

SECTION 2.3 Adjustment. The Exchange Rate shall be adjusted accordingly if there is: (a) any subdivision (by any unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the Common Units that is not accompanied by an identical subdivision or combination of the Class A Common Stock; or (b) any subdivision (by any stock split, stock dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock split, reclassification, reorganization, recapitalization or otherwise) of the Class A Common Stock that is not accompanied by an identical subdivision or combination of the Common Units and the Class B Common Stock. If there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Common Stock is converted or changed into another security, securities or other property, then upon any subsequent Exchange, an exchanging Member shall be entitled to receive the amount of such security, securities or other property that such exchanging Member would have received if such Exchange had occurred immediately prior to the effective date of such reclassification, reorganization, recapitalization or other similar transaction, taking into account any adjustment as a result of any subdivision (by any split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction.

SECTION 2.4 Expenses. Caliburn, Holdings and each exchanging Member shall bear their own expenses in connection with the consummation of any Exchange, whether or not any such Exchange is ultimately consummated, except that Caliburn or Holdings, as the case may be, shall bear any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, any Exchange; provided, however, that if any shares of Class A Common Stock are to be delivered in a name other than that of the Member that elected the Exchange, then such Member and/or the person in whose name such shares are to be delivered shall pay to Caliburn the amount of any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, such Exchange or shall establish to the reasonable satisfaction of Caliburn that such tax has been paid or is not payable.

SECTION 2.5 Conflicts. For the avoidance of doubt, and notwithstanding anything to the contrary herein, a Member shall not be entitled to Exchange Common Units to the extent that such Exchange would be prohibited by law; provided, that nothing in this Agreement shall be construed to limit the rights and remedies of any Member. For the avoidance of doubt, no Exchange shall be deemed to be prohibited by law pertaining to the registration of securities if such securities have been so registered or if any exemption from such registration requirements is reasonably available.

SECTION 2.6 Other Exchange Procedures. Notwithstanding anything to the contrary herein, if the board of directors of Caliburn shall determine in good faith that additional restrictions on Exchange are necessary so that Holdings is not treated as a “publicly traded partnership” under Section 7704 of the Code, Caliburn or Holdings may impose such additional reasonable restrictions on Exchange as the board of directors of Caliburn has determined in good faith to be so necessary based on advice of counsel.

SECTION 2.7 Tender Offers and Other Events with Respect to Caliburn. In the event that a tender offer, share exchange offer, issuer bid, take-over bid, recapitalization or similar transaction with respect to Class A Common Stock (a “Caliburn Offer”) is proposed by Caliburn or is proposed to Caliburn or its stockholders and approved by the Board or is otherwise effected or to be effected with the consent or approval of the Board, the Members holding Common Units shall be permitted to participate in such Caliburn Offer by delivery of an Election of Exchange (which Election of Exchange shall be effective immediately prior to the consummation of such Caliburn Offer (and, for the avoidance of doubt, shall be contingent upon such Caliburn Offer and not be effective if such Caliburn Offer is not consummated)). In the case of a Caliburn Offer proposed by Caliburn, Caliburn will use its reasonable best efforts expeditiously and in good faith to take all such actions and do all such things as are necessary or desirable to enable and permit the Members holding Common Units to participate in such Caliburn Offer to the same extent or on an economically equivalent basis as the holders of shares of Class A Common Stock without discrimination; provided, that without limiting the generality of this sentence (and without limiting the ability of any Member to Exchange Common Units at any time pursuant to the terms of this Agreement), Caliburn will use its reasonable best efforts expeditiously and in good faith to ensure that such Members may participate in each such Caliburn Offer without being required to Exchange Common Units. For the avoidance of doubt, in no event shall the Members holding Common Units be entitled to receive in such Caliburn Offer aggregate consideration for each Common Unit that is greater than the consideration payable in respect of each share of Class A Common Stock in connection with a Caliburn Offer (it being understood that payments under or in respect of the Tax Receivable Agreement shall not be considered part of any such consideration).

SECTION 2.8 Waiting Period. The consummation of any Exchange pursuant to this Agreement shall be subject to the expiration or termination of the applicable waiting period, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 or any other applicable law.

ARTICLE III

SECTION 3.1 Additional Members. To the extent a Member validly transfers any or all of such holder’s Common Units and corresponding shares of Class B Common Stock to another person in a transaction in accordance with, and not in contravention of, the LLC Agreement or any other agreement or agreements with Caliburn or any of its subsidiaries to which a transferring Member may be party, then such transferee (each, a “Permitted Transferee”) shall have the obligation to execute and deliver a joinder to this Agreement, substantially in the form of Exhibit B hereto, whereupon such Permitted Transferee shall become a Member hereunder. To the extent Holdings issues Common Units in the future (including, without limitation, Common Units issued upon exercise of options or warrants), Caliburn and Holdings shall be entitled, in their sole discretion, to make any holder of such Common Units a Member hereunder through such holder’s execution and delivery of a joinder to this Agreement, substantially in the form of Exhibit B hereto.

SECTION 3.2 Addresses and Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by electronic mail (delivery receipt requested) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be as specified in a notice given in accordance with this Section 3.2):

(a) If to Caliburn or Holdings, to:

Caliburn International Corporation / Caliburn Holdings LLC

10701 Parkridge Boulevard, Suite 200

Reston, Virginia 20191

Attention: [Chief Executive Officer]/[Chairman]

Email: [            ]

with copies to:

White & Case LLP

1221 Avenue of the Americas

New York, NY 10020

Attention: Kenneth Suh, Colin J. Diamond and F. Holt Goddard

Email: kenneth.suh@whitecase.com; colin.diamond@whitecase.com;

holt.goddard@whitecase.com

(b)	If to any Member, to the address and other contact information set forth in the records of Holdings from time to time.

SECTION 3.3 Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

SECTION 3.4 Binding Effect. This Agreement shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by this Agreement, their successors, executors, administrators, heirs, legal representatives and assigns.

SECTION 3.5 Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

SECTION 3.6 Amendment and Termination. This Agreement (including any annexes, schedules or supplements hereto) may be amended, supplemented, waived or modified only in writing by Holdings and a majority in interest of the Members (other than Caliburn and its subsidiaries) in accordance with their holdings of Common Units; provided that no amendment may adversely affect the rights of a Member (other than Caliburn and its subsidiaries) in any material respect without the written consent of such Member. This Agreement shall terminate on the earlier of (i) the Exchange hereunder of all outstanding Common Units, and (ii)            , [2033], except with respect to any Member that at such date holds [1]% or more of the Common Units then outstanding, for whom it shall continue so long as such Member continues to hold [1]% or more of the outstanding Common Units and for [30] days thereafter.

SECTION 3.7 Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

SECTION 3.8 Submission to Jurisdiction; Waiver of Jury Trial. Subject to any provision of the Certificate of Incorporation of Caliburn requiring arbitration of claims, each party hereto irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (unless the Federal courts have exclusive jurisdiction over the matter, in which case the United Stated District for the District of Delaware) for the purposes of any legal proceeding arising out of this Agreement, or the transactions contemplated hereby, and agrees to commence any such legal proceeding only in such courts. Each party hereto further agrees that service of any process, summons, notice or document by United States registered mail to such party’s respective address set forth herein shall be effective service of process for any such legal proceeding. Each party hereto irrevocably and unconditionally waives any objection to the laying of venue of any action, suit, hearing, claim, lawsuit, litigation, investigation, arbitration or proceeding out of this Agreement or the transactions contemplated hereby in such courts, and hereby irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such legal proceeding brought in any such court has been brought in an inconvenient forum. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING OR COUNTERCLAIM (WHETHER AT LAW, IN EQUITY, BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF OR THEREOF.

SECTION 3.9 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission or by e-mail delivery of a “.pdf” format data file) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy, by e-mail delivery of a “.pdf” format data file or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 3.9.

SECTION 3.10 Tax Treatment. This Agreement shall constitute and be treated as part of the limited liability company agreement of Holdings as described in Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations promulgated thereunder. The parties shall report (i) any Exchange consummated hereunder as a taxable sale of the Common Units by a Member to Caliburn pursuant to Section 1001 of the Code, and no party shall take a contrary position on any income tax return, amendment thereof or communication with a taxing authority except upon (i) a contrary final determination by a taxing authority, or (ii) the advice of legal counsel or a nationally-recognized accounting firm that based on a change in applicable law such that the above tax reporting position does not meet a more likely than not standard or otherwise requires Holdings to disclose such position or create a reserve pursuant to applicable accounting principles. Further, in connection with any Exchange consummated hereunder, Holdings and/or Caliburn shall provide the exchanging Member with all reasonably necessary information to enable the exchanging Member to file its income tax returns for the taxable year that includes the Exchange, including information with respect to Code Section 751 assets (including relevant information regarding “unrealized receivables” or “inventory items”) and Section 743(b) basis adjustments as soon as practicable and in all events within 60 days following the close of such taxable year (and use commercially reasonable efforts to provide estimates of such information within 90 days of the applicable Exchanges).

SECTION 3.11 Withholding. Caliburn shall be entitled to deduct and withhold from any payment made to a Member pursuant to any Exchange consummated under this Agreement all Taxes that Caliburn is required to deduct and withhold with respect to such payment under the Code (or any other provision of applicable Law), including, without limitation, Section 1446(f) of the Code. Caliburn may at its sole discretion reduce the Stock Amount or the Cash Settlement Amount paid to a Member in an Exchange in an amount that corresponds to the amount of the required withholding described in the immediately preceding sentence and all such amounts shall be treated as having been paid to such Member.

SECTION 3.12 Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to specific performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.

SECTION 3.13 Independent Nature of Members’ Rights and Obligations. The obligations of each Member hereunder are several and not joint with the obligations of any other Member, and no Member shall be responsible in any way for the performance of the obligations of any other Member hereunder. The decision of each Member to enter into to this Agreement has been made by such Member independently of any other Member. Nothing contained herein, and no action taken by any Member pursuant hereto, shall be deemed to constitute the Members as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Members are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby and Caliburn acknowledges that the Members are not acting in concert or as a group, and Caliburn will not assert any such claim, with respect to such obligations or the transactions contemplated hereby.

SECTION 3.14 Other Agreements. Neither Caliburn nor Holdings shall enter into any contract, mortgage, loan or other agreement that prohibits or restricts (a) Caliburn or Holdings from performing their specific obligations under this Agreement or (b) a Member from exercising its rights under this Agreement to effect an Exchange, except, in either case, with the written consent of each such Member affected by the prohibition or restriction, or to the extent such prohibition or restriction affects all Members (other than Caliburn and its subsidiaries) on a pro rata basis, with the written consent of a majority in interest of such affected Members (other than Caliburn and its subsidiaries) in accordance with their holdings of Common Units.

SECTION 3.15 Applicable Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

CALIBURN HOLDINGS, LLC

By:
Name:
Title:

CALIBURN INTERNATIONAL CORPORATION

By:
Name:
Title:

[Signature Page – Exchange Agreement]

COMPANY MEMBER

By:
Its:

[Signature Page – Exchange Agreement]

EXHIBIT A

FORM OF

ELECTION OF EXCHANGE

Caliburn Holdings LLC

Caliburn International Corporation

10701 Parkridge Boulevard, Suite 200

Reston, Virginia 20191

Attention: [Chief Legal Officer]

Email: [            ]

Reference is hereby made to the Exchange Agreement, dated as of             , 2018 (the “Exchange Agreement”), among Caliburn Holdings LLC, a Delaware limited liability company (the “Holdings”), Caliburn International Corporation, a Delaware corporation (“Caliburn”), and the holders of Common Units from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

The undersigned Member hereby transfers to Holdings or Caliburn (as specified in the Exchange Agreement) the number of Common Units and surrenders for cancellation the number of shares of Class B Common Stock set forth below in exchange for shares of Class A Common Stock to be issued in its name as set forth below (or in the name of a designee as may be set forth below) or cash, to the extent elected by Caliburn.

Legal Name of Member:

Address:

Number of Common Units and shares of Class B Common Stock to be Exchanged:

Depository Trust Holdings Participant (for delivery of shares of Class A Common Stock):

The undersigned hereby represents and warrants that (i) the undersigned has full legal capacity to execute and deliver this Election of Exchange and to perform the undersigned’s obligations hereunder; (ii) this Election of Exchange has been duly executed and delivered by the undersigned and is the legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms thereof or hereof, as the case may be, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and the availability of equitable remedies; (iii) the Common Units and shares of Class B Common Stock subject to this Election of Exchange are being transferred free and clear of any pledge, lien, security interest, encumbrance, equities or claim; and (iv) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned or the Common Units and shares of Class B Common Stock subject to this Election of Exchange is required to be obtained by the undersigned for the transfer of such Common Units.

The undersigned hereby irrevocably constitutes and appoints any officer of Caliburn or of Holdings as the attorney of the undersigned, with full power of substitution and resubstitution in the premises, to do any and all things and to take any and all actions that may be necessary to exchange the Common Units and shares of Class B Common Stock subject to this Election of Exchange for shares of Class A Common Stock on the books of Caliburn in accordance with the terms and requirements of the Exchange Agreement.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Election of Exchange to be executed and delivered by the undersigned or by its duly authorized attorney.

Name:

Date:

EXHIBIT B

[FORM OF]

CASH ELECTION NOTICE

[Exchanging Member]

[Address]

Reference is hereby made to the Exchange Agreement, dated as of             , 2018 (the “Exchange Agreement”), by and among Caliburn Holdings, LLC, a Delaware limited liability company (“Holdings”), and Caliburn International Corporation, a Delaware corporation (“Caliburn”), and each of the Members from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

Pursuant to Section 2.1(d) of the Exchange Agreement, Holdings hereby notifies you of its election to satisfy Exchanges of Common Units, not to exceed              Common Units, pursuant to any Election of Exchange delivered by you to Caliburn and Holdings commencing on the date hereof and continuing for the period specified in Section 2.1(d) of the Agreement through the delivery of the Cash Amount in lieu of shares of Class A Common Stock.

CALIBURN HOLDINGS, LLC

By:
Name:
Title:

EXHIBIT C

FORM OF

JOINDER AGREEMENT

This Joinder Agreement (“Joinder Agreement”) is a joinder to the Exchange Agreement, dated as of                 , 2018 (the “Exchange Agreement”), among Caliburn International Corporation, a Delaware corporation (“Caliburn”), Caliburn Holdings LLC, a Delaware limited liability company (the “Holdings”), and each of the Members from time to time party thereto. Capitalized terms used but not defined in this Joinder Agreement shall have their meanings given to them in the Exchange Agreement. This Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. In the event of any conflict between this Joinder Agreement and the Exchange Agreement, the terms of this Joinder Agreement shall control.

The undersigned hereby joins and enters into the Exchange Agreement having acquired Common Units in Holdings. By signing and returning this Joinder Agreement to Caliburn, the undersigned accepts and agrees to be bound by and subject to all of the terms and conditions of and agreements of a Member contained in the Exchange Agreement, with all attendant rights, duties and obligations of a Member thereunder. The parties to the Exchange Agreement shall treat the execution and delivery hereof by the undersigned as the execution and delivery of the Exchange Agreement by the undersigned and, upon receipt of this Joinder Agreement by Caliburn and by Holdings, the signature of the undersigned set forth below shall constitute a counterpart signature to the signature page of the Exchange Agreement.

Name:

Address for Notices:

With copies to:

Attention:

Date: